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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2007
GENEMEN INC. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-135352 (Commission File Number)	20-2471612 (IRS Employer Identification No.)
3702 South Virginia Street, Suite G12-401 Reno, Nevada		89502-6030
Registrant's telephone number, including area code: (250) 885-7678
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (b), (c) and (d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On February 5, 2007 the issuer appointed Calvin Lum as a Director of Genemen Inc.

Since 2001, Mr. Lum, 35, has worked as Senior Sales Manager of Retail Max Software Development Co. Ltd. From 1995 to 2001 Mr. Lum worked as a Sales Representative and Regional Sales Manager for Pacific Car Audio System Engineering Co. Ltd. Mr. Lum will bring his extensive marketing and sales experience to our company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Exhibit No.	Description
3(i)*	Articles of Incorporation
3(ii)*	Bylaws

* Filed as an Exhibit to the Company's Registration Statement on Form SB-2 dated June 26, 2006 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2007
(Signature)	Genemen Inc. By: /s/ "Qiaozhen Chen" Qiaozhen Chen President and Director